Exhibit 10.1 Execution Version LOAN AND SECURITY AGREEMENT among COBRA AVIATION SERVICES LLC, and LEOPARD AVIATION LLC as Borrowers, and BANK7, as Lender October 26, 2026

TABLE OF CONTENTS Page Section 1. Definitions................................................................................................................. 1 1.1 Defined Terms ....................................................................................................... 1 1.2 UCC Terms .......................................................................................................... 10 1.3 Singular and Plural. .............................................................................................. 10 Section 2. The Loans................................................................................................................ 10 2.1 Term Loan A ........................................................................................................ 10 2.2 Term Loan B ........................................................................................................ 10 2.3 Note ...................................................................................................................... 10 2.4 Loan Purposes ...................................................................................................... 10 Section 3. Interest..................................................................................................................... 10 Section 4. Payment................................................................................................................... 11 4.1 Payments of Obligations. ..................................................................................... 11 4.2 Manner of Payments ............................................................................................ 11 4.3 Payment Authorization ........................................................................................ 11 4.4 Voluntary Prepayment ......................................................................................... 11 4.5 Mandatory Prepayments. ..................................................................................... 11 4.6 Fees. ..................................................................................................................... 12 4.7 Increased Costs; Capital Adequacy...................................................................... 12 4.8 Nature and Extent of Each Borrower’s Liability. ................................................ 12 Section 5. Conditions Precedent. ............................................................................................. 15 5.1 Conditions to Effectiveness. ................................................................................ 15 5.2 Conditions to Advances ....................................................................................... 16 Section 6. Collateral. ................................................................................................................ 18 6.1 Grant of Security Interest ..................................................................................... 18 6.2 Cross-Default; Cross-Collateralization ................................................................ 18 6.3 No Assumption of Liability ................................................................................. 18 6.4 Agreements Regarding Leases, Rents and Accounts ........................................... 18 6.5 Further Assurances ............................................................................................... 18 6.6 Perfection by Control or Possession .................................................................... 18 6.7 Commercial Tort Claims ...................................................................................... 18 6.8 UCC-1 Financing Statement ................................................................................ 19 Section 7. Representations and Warranties .............................................................................. 19 7.1 Legal Status .......................................................................................................... 19 7.2 Subsidiaries .......................................................................................................... 19 7.3 Authorization and Validity .................................................................................. 19 7.4 No Conflict ........................................................................................................... 19 7.5 Indebtedness ......................................................................................................... 19

2 7.6 Title to Properties ................................................................................................. 19 7.7 Taxes .................................................................................................................... 20 7.8 Litigation .............................................................................................................. 20 7.9 Compliance with Laws ........................................................................................ 20 7.10 Compliance with Environmental Laws ................................................................ 20 7.11 Intellectual Property ............................................................................................. 20 7.12 ERISA. ................................................................................................................. 20 7.13 Financial Statements ............................................................................................ 21 7.14 Liabilities ............................................................................................................. 21 7.15 Solvency ............................................................................................................... 21 7.16 Margin Regulations .............................................................................................. 21 7.17 Investment Company Act .................................................................................... 21 7.18 Foreign Assets Control Regulations, Etc. ............................................................ 21 7.19 Perfection and Priority ......................................................................................... 22 7.20 International Interest ............................................................................................ 22 7.21 Transacting User Entity ....................................................................................... 22 7.22 Use of the Aircraft and Engines ........................................................................... 22 7.23 Accuracy of Description ...................................................................................... 22 7.24 Complete Disclosure ............................................................................................ 23 Section 8. Affirmative Covenants ............................................................................................ 23 8.1 Reporting Obligations. ......................................................................................... 23 8.2 Payment of Indebtedness ..................................................................................... 25 8.3 Existence .............................................................................................................. 25 8.4 Compliance with Laws; Licenses ........................................................................ 25 8.5 Taxes .................................................................................................................... 25 8.6 Collateral. ............................................................................................................. 25 8.7 Inspection ............................................................................................................. 25 8.8 Insurance .............................................................................................................. 26 8.9 Geographic Operation Restrictions ...................................................................... 26 8.10 Quiet Enjoyment .................................................................................................. 26 Section 9. Negative Covenants ................................................................................................ 26 9.1 Existence of Liens ................................................................................................ 26 9.2 Restrictions on Debt ............................................................................................. 27 9.3 Sale of Assets ....................................................................................................... 27 9.4 Changes in Structure ............................................................................................ 27 9.5 Change of Name; Amendments to Organic Documents ...................................... 27 9.6 Restricted Payments. ............................................................................................ 27 9.7 Loans and Investments ......................................................................................... 27 9.8 Subsidiaries .......................................................................................................... 27 9.9 Collection of Accounts ........................................................................................ 28 9.10 Plans ..................................................................................................................... 28 9.11 Affiliate Transactions ........................................................................................... 28 9.12 Leases ................................................................................................................... 28 Section 10. Financial Covenants ................................................................................................ 28

3 10.1 Debt Service Coverage Ratio ............................................................................... 28 10.2 Minimum Liquidity .............................................................................................. 28 10.3 Definitions. ........................................................................................................... 28 10.4 Determination Procedures .................................................................................... 28 Section 11. Events of Default .................................................................................................... 29 11.1 Non-Payment of Obligations ............................................................................... 29 11.2 Default in Certain Covenants ............................................................................... 29 11.3 Other Covenant Defaults ...................................................................................... 29 11.4 Breach of Representation or Warranty................................................................. 29 11.5 Change in Control ................................................................................................ 29 11.6 Destruction of Collateral ...................................................................................... 29 11.7 Insolvency ............................................................................................................ 29 11.8 Dissolution ........................................................................................................... 29 11.9 Levy Judgment ..................................................................................................... 29 11.10 Cross-Default ....................................................................................................... 29 11.11 [Reserved]. ........................................................................................................... 29 11.12 Failure of Perfection ............................................................................................ 30 11.13 [Reserved]. ........................................................................................................... 30 11.14 Validity of Loan Documents ................................................................................ 30 11.15 Criminal Conduct ................................................................................................. 30 11.16 Business Disruption ............................................................................................. 30 Section 12. Remedies ................................................................................................................. 30 Section 13. License.. .................................................................................................................. 31 Section 14. Miscellaneous. ........................................................................................................ 31 14.1 Failure or Indulgence Not Waiver ....................................................................... 31 14.2 Modification ......................................................................................................... 31 14.3 USA PATRIOT Act ............................................................................................. 31 14.4 Indemnification .................................................................................................... 31 14.5 Notices ................................................................................................................. 32 14.6 Severability .......................................................................................................... 32 14.7 Construction ......................................................................................................... 32 14.8 Dates for Payment and Performance .................................................................... 32 14.9 Applicable Law .................................................................................................... 32 14.10 Assignability ........................................................................................................ 33 14.11 Participations ........................................................................................................ 33 14.12 Counterparts ......................................................................................................... 33 14.13 Further Assurances ............................................................................................... 33 14.14 Costs and Expenses .............................................................................................. 33 14.15 Usury .................................................................................................................... 33 14.16 Integration ............................................................................................................ 34 14.17 Time ..................................................................................................................... 34 14.18 VENUE ................................................................................................................ 34 14.19 WAIVER OF JURY TRIAL ................................................................................ 34

4 14.20 NOTICE OF FINAL AGREEMENT .................................................................. 34 14.21 Lender Not Liable for Borrowers Operations ...................................................... 35 14.22 Arbitration ............................................................................................................ 35

LOAN AND SECURITY AGREEMENT THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of October 26, 2026, among Cobra Aviation Services LLC, a Delaware limited liability company (“Cobra”), and Leopard Aviation LLC, a Delaware limited liability company (“Leopard” and together with Cobra, the “Borrowers” and each a “Borrower”), and Bank7, an Oklahoma banking corporation (“Lender”). PRELIMINARY STATEMENTS A. Borrowers have requested that Lender grant to Borrowers the credit accommodations set forth in this Agreement. B. Lender has agreed to grant such credit accommodations, subject to the terms and conditions set forth in this Agreement. AGREEMENT In consideration of the mutual covenants and agreements in this Agreement, and intending to be legally bound hereby, Lender and each Borrower jointly and severally agree as follows: Section 1. Definitions. 1.1 Defined Terms. Capitalized terms used in this Agreement (including all schedules and exhibits to this Agreement) and not otherwise defined have the meanings set forth in this Section 1. “Advance” means an advance by Lender of proceeds of a Loan. “Aircraft” means any Airframes, Engines, Propellers, APUs, and Parts, as described in any Aircraft Security Agreement, including all substitutions and equipment added to any Security Agreement at a later date by supplement or otherwise. “Aircraft Documents” means with respect to the Aircraft (a) the documents (including microfilm), data, manuals, diagrams and other written information originally furnished to a Borrower on or about the date of acquisition by a Borrower, and (b) the documents, records, logs and other data maintained in respect of the Aircraft pursuant to the terms of any lease and/or management agreement and to which a Borrower has a right to possession following the termination of any lease and/or management agreement, and (c) the documents, records, logs and other data maintained by a Borrower in respect of the Aircraft (whether kept or to be kept in compliance with the regulations of the state of registration or otherwise). “Aircraft Security Agreement” means any aircraft security agreement, security agreement or mortgage executed in connection herewith (which shall be filed with the FAA). “Airframe” means (a) the airframes (except the Engines or Engines from time to time installed thereon) described in Exhibit A of any Aircraft Security Agreement and (b) any and all

2 Parts so long as the same shall be incorporated or installed in or attached to such airframe, or so long as the same shall be subject to a Lien of any Aircraft Security Agreement. “APU” means the Auxiliary Power Unit covered by this Agreement and as more particularly described in Exhibit A of any Aircraft Security Agreement, including all substitutions and equipment added to any Aircraft Security Agreement by supplement or otherwise. “Assignment of Leases” means any collateral assignment of any lease with respect to Aircraft, by and among Borrowers and Lender. “Associated Rights” has the meaning ascribed thereto in the Cape Town Convention, including all rights to payment or other performance by a Borrower under any document which are secured by or associated with the Aircraft pursuant to any Aircraft Security Agreement. “Availability Period” means, with respect to each Loan, the period commencing on the Closing Date and ending on the date that is 60 days thereafter. “Base Rate” means, for each day, the greater of (a) 6.25% or (b) (i) the “Prime Rate” as published in The Wall Street Journal on such day (or, if not published on such day, the first prior day on which such rate was published), plus (ii) 0.50%. If the rate referred to in (b) ceases to be published, Lender shall designate a substitute index in its sole and reasonable discretion, which rate shall be intended to have substantially the same economic effect. “Borrowers” is defined in the preamble to this Agreement. “Business Day” means any day other than a Saturday, Sunday, or a federal or state holiday or other day on which Lender or commercial banks in Oklahoma are customarily closed or are required to close under federal laws or the laws of the State of Oklahoma. “Cape Town Convention” means, collectively, the official English language texts of the Convention on International Interests in Mobile Equipment (the “Convention”) and its Protocol on Matters Specific to Aircraft Equipment (the “Protocol”), both signed in Cape Town, South Africa on November 16, 2001, together with any protocols, regulations, rules, orders, agreements, instruments, amendments, supplements, or revisions that have or will be subsequently made in connection with the Convention or the Protocol, the International Registry created pursuant to the Cape Town Convention or any other international or national, body or authority, all as in effect in the United States. Except to the extent otherwise defined in the Loan Documents, terms used in the Loan Documents that are defined in the Cape Town Convention shall, when used in relation to the Cape Town Convention, have the meanings ascribed to them in the Cape Town Convention. “Cash Equivalents” means (a) marketable obligations issued or unconditionally guaranteed by, and backed by the full faith and credit of, the United States government, maturing within 12 months of the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances maturing within 12 months of the date of acquisition, and overnight bank deposits, in each case that are issued by Lender or a commercial bank organized under the laws of the United States or any state or district thereof having total assets in excess of $500,000,000, and (unless issued by Lender) not subject to offset rights; (c) repurchase obligations with a term of not more than 30 days for underlying investments of the types described in clauses (a) and (b) entered into with Lender or any other bank described in clause (b); and (d) shares of any money market fund

3 that has substantially all of its assets invested continuously in the types of investments referred to above and has net assets of at least $500,000,000. “Change in Control” means any event, transaction or series of transactions, whereby (a) 100% of the economic and voting interest in each Borrower cease to owned and controlled, directly or indirectly, by Guarantor, (b) the management of the Borrowers ceases to be controlled, directly or indirectly, by the Guarantor, or (c) all or substantially all of the assets of any Borrower are sold, leased or otherwise transferred. “Change in Law” means the occurrence, after the date hereof, of (a) the adoption, taking effect, or phasing in of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, or application thereof, or (c) the making, issuance, or application of any request, guideline, requirement, or directive (whether or not having the force of law) by any governmental authority. “Closing Date” is defined in Section 5.1. “Collateral” is defined in Section 6.1. “Cobra” is defined in the preamble to this Agreement. “Compliance Certificate” means a certificate of Borrower in substantially the form of Exhibit A. “Debt Service” is defined in Section 10. “Debt Service Coverage Ratio” is defined in Section 10. “EBITDA” is defined in Section 10. “Eligible Stocks” means any common or preferred stock which (i) is not subject to statutory or contractual restrictions on sales; and (ii) is traded on a U.S. national stock exchange or included in the National Market tier of NASDAQ. “Engine” means (a) the engines described in Exhibit A in any Aircraft Security Agreement, whether or not from time to time installed on the Airframe or removed from the Airframe and installed on any other airframe or aircraft so long as such removed Engine shall remain subject to the Lien of the Aircraft Security Agreement, (b) any replacement engine which may from time to time be substituted for an Engine, and (c) any and all Parts incorporated in, installed on, or attached to, an Engine at the time of delivery hereunder or at any time thereafter, and any and all Parts removed from an Engine so long such Parts shall remain subject to the Lien of the applicable Aircraft Security Agreement in accordance with the terms of thereof after removal from such Engine. At such time as a replacement engine shall be so substituted and the Engine for which substitution is made shall be released from the lien of the applicable Aircraft Security Agreement, such replaced Engine shall cease to be an Engine under the applicable Aircraft Security Agreement. “Environmental Laws” means all laws, rules, regulations and orders of any governmental authority relating to public health (but excluding occupational safety and health) or the protection

4 or pollution of the environment, including the Comprehensive Environmental Response Compensation and Liability Act, the Clean Water Act, and the Resource Conservation and Recovery Act. “Equity Interests” means with respect to any Person, all of the shares of capital stock of, membership interests in, or other ownership or profit interests in, such Person; all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of, membership interests in, or other ownership or profit interests in, such Person; all of the securities convertible into or exchangeable for shares of capital stock of, membership interests in, or other ownership or profit interests in, such Person or warrants, rights, or options for the purchase or acquisition from such Person of such shares or interests; and all of the other ownership or profit interests in such Person, whether voting or nonvoting, and whether or not such shares, warrants, options, rights, or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) controlled by or under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code provided that 50% shall be substituted for 80% wherever the latter percentage is used in such Code Sections or the regulations thereunder (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Plan; (b) a withdrawal by a Borrower or an ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or an ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan; (e) a Borrower or an ERISA Affiliate fails to satisfy any minimum funding standard thereof with respect to any Plan or Multiemployer Plan, or requests a waiver; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or ERISA Affiliate; or (h) or any event which would create any liability under Sections 4975 or 4979A of the Code. “FAA” means the U.S. Federal Aviation Administration and any agency or instrumentality of the U.S. Government succeeding to its functions. “FAA Regulations” means the Federal Aviation Regulations issued or promulgated pursuant to the Federal Aviation Code from time to time. “Federal Aviation Code” means the sections of Title 49 of the United States Code relating to aviation, as amended from time to time, or any similar legislation of the United States enacted in substitution or replacement therefor.

5 “Foreign Plan” means any employee benefit plan or arrangement (a) maintained or contributed to by Borrower that is not subject to the laws of the United States, or (b) mandated by a government other than the United States for employees of Borrower. “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time. “Guarantor” means Mammoth Energy Services, Inc., a Delaware corporation, and any other Person that from time to time guarantees the Obligations or grants any lien or security interests to secure the Obligations. “Guaranty” means the Guaranty, dated as of the date hereof, made by the Guarantor in favor of Lender. “Hazardous Substance” means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, radon gas, and mold; (b) any substances defined as or included in the definition of “hazardous substances,” hazardous waste,” “hazardous materials,” extremely hazardous substances,” “restricted hazardous waste,” toxic substances,” “toxic pollutants,” “contaminants,” “pollutants,” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or release of which, is prohibited, limited, or regulated by any governmental authority or for which any duty or standard of care is imposed pursuant to any Environmental Law. “IDERA” means each Irrevocable Deregistration and Export Authorization in form and substance satisfactory to Lender and executed and delivered by Borrower in favor of Lender. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services, (f) all obligations of others secured by any Lien or security interest on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (other than trade payables incurred in the ordinary course of business), (g) all guarantees by such Person of Indebtedness of others, (h) all obligations of such Person under leases required to be capitalized under GAAP, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all obligations under any earn-out, and (l) obligations of such person under any interest rate or commodities swap or hedging agreement. “International Interest” has the meaning ascribed thereto in the Cape Town Convention. “International Registry” means the registry established pursuant to the Cape Town Convention. “Indemnitee” is defined in Section 14.4.

6 “Lease” shall mean any lease agreement transferring possession of any Aircraft to a Lessee, executed by a Borrower, as lessor, and a Lessee, as lessee, from time to time, and as the same may be amended, modified, supplemented, extended or restated from time to time. “Leopard” is defined in the preamble to this Agreement. “Lessee” shall mean each lessee under a Lease. “Lien” means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), charge, lease or other security interest (including any conditional sale or other title retention agreement, International Interest and Associated Rights (if and to the extent the Cape Town Convention is in effect in any applicable jurisdiction), or other lien of any kind on property. “Loans” means together Term Loan A and Term Loan B. “Loan Documents” means this Agreement, the Notes, any Aircraft Security Agreement, power of attorney, any financing statements perfecting a security interest under the UCC, any document collaterally assigning Leases (e.g., a Consent to Aircraft Lease Agreement, Assignment and Subordination), any Guaranty, all financing statements perfecting a security interest under the UCC, each other agreement, document or instrument executed pursuant to any of the foregoing, and all renewals and extensions of, or amendments or supplements to, or restatements of, any of the foregoing from time to time in effect. “Major Components” means (a) if applicable, the auxiliary power unit described in Exhibit A in any Aircraft Security Agreement, whether or not from time to time installed on the Airframe or removed from the Airframe and installed on any other airframe or aircraft so long as such removed auxiliary power unit shall remain subject to the Lien of any Aircraft Security Agreement, and (b) any and all Parts incorporated in, installed on, or attached to, a Major Component at the time of delivery hereunder or at any time thereafter, and any and all Parts removed from a Major Component so long such Parts shall remain subject to the Lien of any Aircraft Security Agreement. “Margin Stock” is defined in Regulation U of the Board of Governors of the Federal Reserve. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial or other condition of the Borrowers taken as a whole, (b) Borrowers’ ability to pay the Obligations in accordance with the terms of this Agreement, (c) the ability of any Borrower to fulfill its obligations under the Loan Documents, or (d) the rights, remedies and benefits available to, or conferred upon, the Lender under the Loan Documents. “Maturity Date” means October 26, 2030. “Minimum Liquidity Requirement” is defined in Section 10.2. “Notes” means the Term Loan A Note and the Term Loan B Note. “Obligations” means all obligations, liabilities and indebtedness (monetary or otherwise, including post-petition and default interest, whether allowed or not) of Borrowers arising under

7 this Agreement or any other Loan Document, including, without limitation, for principal, interest, fees, costs, expenses, indemnification, and legal fees, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising. “Parts” means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines and Propellers or propellers) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or Propellers or so long as the same shall be subject to the Lien of any Aircraft Security Agreement. “PBGC” means the Pension Benefit Guaranty Corporation. “Permitted Dispositions” means any of the following: (a) the incurrence of Permitted Liens; (b) any Lease; (c) payments permitted by Sections 9.6; (d) the termination, write-off, or write-down of Accounts in the ordinary course of business and consistent with historical practices and policies of Borrower; (e) the disposition of worn or obsolete Fixtures and Equipment, provided that if such items that are material to the business or operations of a Borrower in the ordinary course of business, they are replaced with items of similar kind and quality; and (f) other dispositions of assets having a value of not greater than $1,000,000 in the aggregate in any calendar year. “Permitted Indebtedness” means each of the following: (a) the Obligations (b) trade payables arising in the ordinary course of business; (c) purchase money Indebtedness and Indebtedness arising under capital leases in an amount not exceeding $500,000 in the aggregate; (d) contingent obligations (i) arising from endorsements of payment items for collection or deposit in the ordinary course of business or (ii) incurred in the ordinary course of business with respect to surety, appeal or performance bonds or other similar obligations; (e) unsecured Indebtedness owed to Guarantor (the “Mammoth Debt”): and (f) other unsecured Indebtedness not exceeding $250,000 at any time. “Permitted Liens” means each of the following:

8 (a) Liens in favor of Lender; (b) Liens securing purchase money Indebtedness permitted by clause (c) of the definition of “Permitted Indebtedness” and attaching only to the property acquired with the proceeds of such Indebtedness; (c) Liens for taxes not yet due and payable, or which are being Properly Contested; (d) mechanics, warehouseman’s, and other similar Liens arising in the ordinary course of business for obligations not yet due and payable; (e) easements, rights-of-way, restrictions, covenants and other agreements encumbering real property that do not secure any monetary obligation and do not materially interfere with a Borrower’s business; (f) normal and customary rights of setoff upon deposits in favor of depository institutions, and Liens of a collecting bank on payment items in the course of collection; (g) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 11.9; (h) pledges or deposits in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance, and other social security legislation, other than any Lien imposed by ERISA, and (ii) public utility services provided to a Borrower; (i) Liens in favor of Guarantor: and (j) Liens securing Indebtedness not exceeding $500,000 at any time. “Person” means any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, governmental authority, or other entity of any nature. “Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Professional User Entity” shall have the meaning ascribed thereto in the International Registry Regulations. “Propeller” means (a) each of the propellers listed by manufacturer’s serial number in Exhibit A any Aircraft Security Agreement, whether or not any such propeller is installed on the Aircraft, is installed on another aircraft or is not installed on any aircraft, and (b) all Parts from time to time installed on, attached to or incorporated in such propeller. The term “Propeller” shall also include all substitutions and any and all propellers added to any Aircraft Security Agreement by supplement or otherwise.

9 “Properly Contested” means, with respect to any obligation of a Borrower, (a) the obligation is subject to a bona fide dispute; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) reserves required by GAAP, if any, have been established; (d) non-payment could not reasonably be expected to have a Material Adverse Effect; (e) no Lien or encumbrance (other than a Permitted Lien) is imposed on assets of any Borrower, unless bonded and stayed to the satisfaction of Lender; and (f) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Request for Advance” means a request for an Advance in substantially the form of Exhibit B. “Solvent” means, with respect to each Borrower, that (a) the present fair salable value of the assets of such Borrower is not less than the amount that will be required to pay all of such Borrower’s debts (including contingent, unmatured, and unliquidated liabilities), (b) such Borrower is able to pay (and is actually paying) all of its debts as they mature, (c) such Borrower will not have an unreasonably small capital in relation to its business or with respect to any contemplated transaction and (d) such Borrower has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any of the Loan Documents, or made any conveyance in connection with the Loan Documents, with actual intent to hinder, delay or defraud either present or future creditors of such Borrower. “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company, or other entity of which such Person owns, directly or indirectly, more than 50% of the issued and outstanding Equity Interests entitled to vote for the election of managers, directors, or other governing body or Person. “Term Loan A” is defined in Section 2.1. “Term Loan A Note” means the promissory note made by a Borrower in favor of a Lender in substantially the form of Exhibit C. “Term Loan B” is defined in Section 2.2. “Term Loan B Note” means the promissory note made by a Borrower in favor of a Lender in substantially the form of Exhibit D. “UCC” means the Uniform Commercial Code, as amended and in effect in the State of Oklahoma. “Unencumbered Liquid Assets” means the following assets (excluding assets of any retirement plan) which (a) are not the subject of any lien, pledge, security interest, or any other agreement with any creditor to have its claim satisfied out of the asset (or proceeds thereof) prior to the general creditors of the Guarantor (for the purpose of clarity, an asset shall not be deemed encumbered solely because that assets is included in liquidity covenant calculations with other lenders or because the owner of the asset is a guarantor of other obligations); and (b) may be

10 converted to cash within fifteen Business Days: (i) cash or Cash equivalents held in the United States; (ii) United States Treasury or governmental agency obligations which constitute full faith and credit of the United States of American; (iii) Commercial Paper rated P-1 or A1 by Moody’s or S&P, respectively; (iv) medium and long term securities rated investment grade by one of the rating agencies described in (iii) above; (v) Eligible Stocks; and (vi) mutual funds quoted in The Wall Street Journal which invest primarily in the assets described in (i) – (vi) above. “Unfunded Pension Liability” means the excess of a Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan’s assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year. 1.2 UCC Terms. The following capitalized terms shall have the meanings set forth in the UCC: Equipment, Inventory, Accounts, Chattel Paper, General Intangibles, Goods, Documents, Fixtures, Deposit Accounts, Instruments, Investment Property, Letter-of-credit Rights, Software, and Commercial Tort Claims. 1.3 Singular and Plural. Terms defined in the singular shall have correlative meanings in the plural, and vice versa. Section 2. The Loans. 2.1 Term Loan A. Subject to the terms and conditions of this Agreement, Lender agrees to make an advancing term loan in one or more Advances to any Borrower in a maximum aggregate principal amount not to exceed $25,000,000 (the “Term Loan A”). Principal amounts outstanding under the Loan that are repaid may not be reborrowed. 2.2 Term Loan B. Subject to the terms and conditions of this Agreement, Lender agrees to make an advancing term loan in one or more Advances to any Borrower in a maximum aggregate principal amount not to exceed $33,000,000 (the “Term Loan B”). Principal amounts outstanding under the Loan that are repaid may not be reborrowed 2.3 Notes. Term Loan A shall be evidenced by the Term Loan A Note. Term Loan B shall be evidenced by the Term Loan B Note. 2.4 Loan Purposes. Proceeds of the Loans shall be used to pay the purchase price or reimburse for a purchase associated with the acquisition of additional Aircraft. Section 3. Interest. 3.1 Subject to Sections 3.2, 3.3, and 14.15, the unpaid principal of the Loans shall bear interest at the Base Rate in effect from time to time. 3.2 Subject to Sections 3.3 and 14.15, at any time that an Event of Default exists, at the option of Lender, the unpaid principal of the Loan shall bear interest at the Base Rate in effect plus 5% per annum. 3.3 Interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

11 Section 4. Payment. 4.1 Payments of Obligations. (a) Interest Only Payments. On each of November 15, 2026 and December 15, 2026, Borrowers shall make monthly payments of all accrued and outstanding interest on each Loan. (b) Amortizing Loan Payments. Commencing on January 15, 2027, and on the 15th day of each month thereafter, Borrowers shall make monthly payments of principal and interest on each Loan. The amount of payments shall be determined, and may be redetermined (or not), by Lender in its sole and reasonable discretion based on an amortization period of 48-months, the principal balance of each Loan, and the interest rate in effect from time to time. Regularly scheduled payments of each Loan shall be applied first to accrued and unpaid interest, and then to outstanding principal of such Loan. A final payment of all outstanding Obligations owing with respect to the Loans shall be due and payable on the Maturity Date. (c) Other Obligations. All other Obligations owing from Borrowers to Lender from time to time pursuant to the Loan Documents shall be payable within thirty days of demand unless otherwise specified in a Loan Document, but in any event shall be due and payable on the Maturity Date. 4.2 Manner of Payments. All payments of Obligations shall be made in United States Dollars, without offset, counterclaim or defense of any kind, free and clear of (and without any deduction for) taxes in immediately available funds at the office specified by Lender not later than 12:00 noon, Oklahoma City, Oklahoma time on the date due. Funds received after such hour shall be deemed to have been received on the following Business Day. 4.3 Payment Authorization. In the event a payment is late or an Event of Default occurs, each Borrower authorizes Lender, in its sole discretion, to charge such Borrower’s Deposit Accounts to make any payments of principal and interest. 4.4 Voluntary Prepayment. Borrowers may prepay the Obligations at any time without premium or penalty. 4.5 Mandatory Prepayments. (a) Asset Sale. (i) Generally. Except as set forth in paragraph (ii), on any date on which any Borrower receives proceeds from any sale of any Collateral, Borrowers shall apply an amount equal to 100% of the net proceeds from such sale received by Borrower to the prepayment of the Obligations. (ii) Reinvestment. In lieu of prepayment of the Obligations pursuant to Section 4.5(a)(i) or Section 4.5(b) below, at the written request of Borrowers and provided that no default or Event of Default has occurred and is continuing, Borrowers may deposit such proceeds into a blocked Deposit Account maintained with Lender for a period not to exceed 180 days following receipt thereof and used solely to acquire replacement Collateral approved in advance

12 in writing by Lender. Any replacement collateral acquired with such proceeds shall be subject to a first-priority Lien in favor of Lender. Any portion of such proceeds not so applied within such 180-day period, or upon the occurrence of an Event of Default at any time, shall be immediately applied to the prepayment of the Obligations. This Section 4.5 shall not be construed to permit any sale not otherwise permitted by this Agreement. (b) Casualty Events. Except as set forth in Section 4.5(a)(ii) above, following the receipt by any Borrower of the proceeds of insurance, any condemnation award, or other compensation in respect of any loss or damage to, or any condemnation or other taking of property, Borrowers shall apply an amount equal to 100% of such proceeds to the prepayment of the Obligations. (c) Additional Payments. Any prepayment of the Obligations made pursuant to this Section 4.5 shall be in addition to, and not in preplacement of, any payment Obligations required by Section 4.1. 4.6 Fees. (a) Origination Fee. On or prior to the Closing Date, Borrowers shall pay to Lender an origination fee in an amount equal to $156,250.00 with respect to the Term Loan A, which shall be fully earned and non-refundable when paid. (b) [Reserved]. 4.7 Increased Costs; Capital Adequacy. (a) Change in Law. If any Change in Law shall (i) impose modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, Lender; (ii) subject Lender to any tax with respect to any Loan or Loan Document, or change the basis of taxation of payments to Lender in respect thereof; or (iii) impose on Lender or any interbank market any other condition, cost or expense affecting the Loans or any Loan Document and the result thereof shall be to increase the cost to Lender of making or maintaining the Loans or to reduce the amount of any sum received or receivable by Lender hereunder (whether of principal, interest or any other amount) then, upon request by Lender, Borrowers will pay to Lender such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered. In each case, Lender shall use commercially reasonable efforts to eliminate or minimize such costs. (b) Capital Adequacy. If Lender reasonably determines that any Change in Law affecting Lender or its holding company regarding capital requirements has the effect of reducing the rate of return on Lender’s or such holding company’s capital as a consequence of this Agreement or the Loans to a level below that which Lender or such holding company could have achieved but for such Change in Law (taking into consideration Lender’s and such holding company’s policies with respect to capital adequacy), then from time to time Borrowers will pay to Lender such additional amount or amounts as will compensate it or its holding company for any such reduction suffered. 4.8 Nature and Extent of Each Borrower’s Liability.

13 (a) Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and unconditionally guarantees to Lender the prompt payment and performance of the Obligations when due (whether at the stated maturity, by acceleration or otherwise). This guaranty is an absolute and continuing guaranty of payment and performance. The obligations of Borrowers shall not terminate until all Obligations now or hereafter owing have been paid in full in cash. Lender may proceed against any Borrower to satisfy the Obligations without proceeding against any other Borrower or any other guarantor or resorting to any security for the Obligations. (b) Actions with Respect to the Obligations. Borrowers’ liability shall not be released, reduced, or otherwise affected by: (i) the acceptance or release of any security interest, collateral or guaranty for the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security interest or Collateral for the Obligations; (iii) the dissolution, liquidation, insolvency, bankruptcy, discharge, disability, or lack of corporate power of any Borrower, or any party at any time liable for the payment or performance of any of the Obligations; (iv) any renewal, extension, or modification of the terms of this Agreement any of the other Loan Documents or any other part of the Obligations, either with or without notice to or consent of Borrowers or any of them; (v) any forbearance or compromise by Lender; (vi) any neglect, delay, failure, or refusal by Lender to take or prosecute any action for the collection of the Obligations or to foreclose or take or prosecute any action in connection with any security for the Obligations; (vii) the sale, encumbrance, or transfer of any Borrower’s interest in any collateral for the Obligations; (viii) any failure by Lender to notify Borrowers of any of the foregoing actions or events or any new agreement between Lender and any Borrower; (ix) any transfer of any interest in any Borrower; or (x) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Borrower, any surety or any guarantor (other than payment in full of the indebtedness owing under the Obligations). (c) Waivers. Each Borrower waives: (i) any defense based upon any legal disability or other defense of any Borrower, any other guarantor or other Person, or by reason of the cessation or limitation of the

14 liability of any Borrower from any cause other than full payment and performance of all of the Obligations; (ii) any defense based upon any lack of authority of anyone acting or purporting to act on behalf of any Borrower or any principal of any Borrower or any defect in the formation or incorporation of a Borrower; (iii) any defense based upon the application by any Borrower of the proceeds of any credit extended to Borrowers by Lender for purposes other than the purposes represented by Borrowers to Lender or intended or understood by Lender or Borrowers; (iv) any defense based upon Lender’s election of any remedy against any Borrower and the consequent loss by any Borrower of the right to recover any deficiency from any other Borrower; (v) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome that than of a principal; (vi) any defense based upon Lender’s election in any proceeding instituted under the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute; (vii) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (viii) any right to enforce any remedy that Lender may have against Borrowers, and any right to participate in, or benefit from, any security for the Obligations; and (ix) presentment, demand, protest, and notice of any kind. (d) Subordination. Each Borrower subordinates all present and future debts, claims, and other obligations of each other Borrower to such Borrower to the Obligations and assigns and grants a security interest in all such debts, claims, and other obligations to Lender as security for such Borrower’s obligations under this Section and all of the Obligations. No Borrower shall make any claim for such debts, claims, and other obligations until all Obligations have been fully discharged. (e) No Subrogation. Notwithstanding any payment made by any Borrower with respect to the Obligations or any set-off or application of funds of such Borrower by Lender, no Borrower shall be entitled to be subrogated to any of the rights of Lender against any other Borrower or any other guarantor of the Obligations or any collateral, security interest, guaranty or right of offset held by Lender for the payment of the Obligations, nor shall any Borrower seek or be entitled to seek any contribution or reimbursement from any Borrower or any other guarantor of the Obligations until all of the Obligations are paid in full in cash. If any amount shall be paid to any Borrower on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash, such amount shall be held by such Borrower in trust for Lender, segregated from other funds of such Borrower, and shall immediately be paid to Lender to be applied against the Obligations. In any proceeding under any bankruptcy laws or other

15 proceeding in which the filing of claims is required by law, Borrowers shall file all claims that Borrowers may have relating to any of the Obligations and shall assign to Lender all rights of Borrowers thereunder. If all or any portion of the Obligations is paid or performed, the obligations of Borrowers shall continue and shall remain in full force and effect if all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer, or otherwise under the United States Bankruptcy Code or other similar laws, irrespective of any notice of revocation given by Borrowers prior to such avoidance or recovery and irrespective of full payment and performance of all of the Obligations. Section 5. Conditions Precedent. 5.1 Conditions to Effectiveness. This Agreement shall not be effective, and Lender shall have no obligation to make any Advances until the date (the “Closing Date”) on which the following conditions have been satisfied or waived by Lender: (a) No Event of Default. No Event of Default shall exist or result from the making of the Loan, and no event shall have occurred, or shall occur with the making of the Loan, that with the giving of notice or passage of time, or both, would constitute an Event of Default. (b) Representations and Warranties. The representations and warranties in this Agreement shall be true and correct in all material respects as of the Closing Date. (c) Documents. The Loan Documents shall be duly authorized, executed, and delivered to Lender. (d) Leases. Lender shall have received copies of the Leases set forth on Schedule 5(d), which are all of the Leases in effect as of the Closing Date. (e) Minimum Liquidity. Borrowers shall have provided reasonably satisfactory evidence to Lender to evidence that the Minimum Liquidity Requirement has been satisfied by Guarantor as of the Closing Date. (f) Certificates of Insurance. Lender shall have received and approved true, correct, and complete copies of all insurance policies, certificates, documents, and other information sufficient to demonstrate to Lender that Borrowers have obtained all insurance coverages (with premiums fully paid, as applicable) required by Section 8.8, or otherwise required by any of the other Loan Documents. (g) Title Evidence. Lender shall have received, at Borrowers’ expense, evidence reasonably acceptable to Lender with respect to the Aircraft indicating that Lender will be secured by a first priority Security Interest in all Aircraft, subject only to such exceptions as are approved by Lender. (h) Financing Statement. UCC-1 financing statements naming each Borrower as debtor and Lender as secured party shall be properly filed with the Secretary of State of the State of Delaware. (i) FAA Security Agreement. An Aircraft Security Agreement covering the Aircraft and the Collateral dated the Closing Date, together with all documents, instruments and

16 certificates required to be delivered by the Borrower thereunder, including any Assignment of Leases, in form satisfactory to the Lender, shall be pre-positioned in Oklahoma City, Oklahoma for filing with the FAA. (j) IDERA. For purposes of the Cape Town Convention, an IDERA with respect to each Aircraft in the form prescribed in the Cape Town Convention and duly executed by Borrower, shall be pre-positioned in Oklahoma City, Oklahoma for filing with the FAA. (k) Power of Attorney. Any such Power of Attorney as reasonably required and in a form approved by the Lender in its sole discretion and in its favor for the purposes of the Aircraft’s registration, re-registration, security interest and/or the Aircraft’s return to the Lender in accordance with the terms of any Loan Document, shall be pre-positioned in Oklahoma City, Oklahoma for filing with the FAA. (l) Secretary’s Certificate. Lender shall have received a certificate of the secretary, manager or other responsible officer of each Borrower and Guarantor certifying (i) copies of such Person’s organizational documents, (ii) copies of resolutions of the directors, members or managers, as applicable, of each Person authorizing the transactions contemplated in this Agreement and the other Loan Documents, and (iii) the title, name and signature of each person authorized to sign the Loan Documents on behalf of each Person. (m) Certificate of Good Standing. Lender shall have received a certificate of the appropriate Secretary of State certifying the existence and good standing of each Borrower and Guarantor in the state of such Person’s organization. (n) Fees and Expenses. Borrowers shall have paid all fees and expenses required by the Loan Documents to be paid by Borrowers, which shall include Lender’s reasonable out-of-pocket expenses incurred in preparation and negotiation of this Agreement and the other Loan Documents, including Lender’s reasonable legal fees. (o) Anti-Money Laundering. Lender shall have received all documentation and information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the United States PATRIOT Act. (p) Other Documents. Lender shall have received such other agreements, documents, instruments and certificates as it may reasonably request. 5.2 Conditions to Advances. Lender is not required to make any Advance or grant any other accommodation to Borrowers unless the following conditions are satisfied: (a) Term Loan B. Prior to any Advance of Term Loan B, (i) Lender shall have sold a participation interest in the Loans in an amount not less than $10,000,000 on terms acceptable to Lender in its sole discretion, (ii) Term Loan A shall be fully advanced, and (iii) Borrowers shall pay to Lender an origination fee in an amount equal to $206,250 with respect to the Term Loan B, which shall be fully earned and non-refundable when paid.

17 (b) No Event of Default. No Event of Default shall exist or result from the making of the Advance and no event shall have occurred, or occur with the making of the Advance, that with the giving of notice or passage of time, or both, would constitute an Event of Default. (c) Representations and Warranties. The representations and warranties in this Agreement shall be true and correct as of the date of the Advance. (d) Request for Advance. Not later than five Business Days prior to the date of the Advance, Lender shall have received a duly executed Request for Advance. (e) Availability Period. No Advance shall be made following the expiration of the Availability Period for such Loan. (f) Other Documents. Lender shall have received such other agreements, documents, instruments and certificates as it may reasonably request. (g) Material Adverse Effect. No event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect. (h) No Overadvance. After the making of the Advance, the aggregate principal balance of Advances made under such Loan on or prior to such Advance shall not exceed the maximum principal amount of such Loan. (i) Aircraft Acquisitions. (i) Loan Documents. Lender shall have received supplement or amendment to the Aircraft Security Agreement and each additional Loan Document required by Lender for such Advance shall have been executed and delivered to Lender. (ii) Acquisition Agreements. (A) Lender shall have received copies of any acquisition agreement related to such purchase and all instruments of conveyance executed or delivered pursuant thereto; and (B) the acquisition of such Aircraft shall have occurred in accordance with such acquisition agreement. (iii) Certificate of Airworthiness; Aircraft Documents. Borrowers shall have delivered to Lender the following with respect to such Aircraft: (A) a Certificate of Airworthiness, (B) copies of all material Aircraft Documents, and (C) photos of the interior and exterior and exterior of such Aircraft. (iv) Title Evidence. Lender shall have received, at Borrowers’ expense, evidence reasonably acceptable to Lender with respect to such Aircraft indicating that Lender will be secured by a first priority security interest in such Aircraft, subject only to such exceptions as are approved by Lender and Permitted Liens. (v) Inspection. If requested by Lender, Lender or its designee shall have completed an inspection of such Aircraft. (vi) Certificate of Insurance. Lender shall have received true, correct, and complete copies of all insurance policies, certificates, documents, and other information

18 sufficient to demonstrate to Lender that such Borrower has obtained all insurance coverages (with premiums fully paid, as applicable) required by Section 8.8, or otherwise required by any of the other Loan Documents with respect to such Aircraft. (vii) Due Diligence. Lender shall have completed such other due diligence with respect to the Aircraft as it may reasonably require and shall have found the Aircraft acceptable in its sole judgment. Section 6. Collateral. 6.1 Grant of Security Interest. To secure the prompt payment and performance of all Obligations, each Borrower hereby grants to Lender a Lien and continuing security interest in all of such Borrower’s assets, including, without limitation, all of such Borrower’s right, title and interest but not limited to, the Aircraft (including the Airframes, Engines, Propellers, APUs or Parts), Aircraft Documents, Leases, Equipment, Inventory, Accounts, Chattel Paper, General Intangibles, Goods, Documents, Fixtures, Deposit Accounts, Instruments, Investment Property, Letter of Credit Rights, Software, Commercial Tort Claims, money, and all other property of such Borrower pledged as security for the Obligations in any Loan Document, in each case, whether owned now or acquired after the date of this Agreement, and including all proceeds of the foregoing and all books and records related to the foregoing (all of the foregoing, the “Collateral”). 6.2 Cross-Default; Cross-Collateralization. The Loans are cross-defaulted and cross- collateralized. 6.3 No Assumption of Liability. The security interests granted by this Agreement are given as security only and shall not subject Lender to, or in any way modify, any obligation or liability of any Borrower relating to any of the Collateral. 6.4 Agreements Regarding Leases, Rents and Accounts. At any time an Event of Default exists, without notice to any Borrower, Lender may give notice to any or all account debtors of the assignment to Lender of a Borrower’s Leases, rents, accounts, and all other rights to payment, and Lender may require that such items be paid directly to Lender whether or not the amounts owed to Borrowers by the account debtors so notified exceed the amount of the Obligations. 6.5 Further Assurances. Promptly upon request, Borrowers shall deliver such instruments, assignments, title certificates or other documents or agreements, and shall take such actions, as Lender reasonably deems appropriate to evidence or perfect its Lien and security interests in any of the Collateral, or otherwise to give effect to the intent of this Agreement. 6.6 Perfection by Control or Possession. Upon request by Lender, Borrower shall take all action necessary to give Lender control (within the meaning of the UCC) or possession of any Collateral that (a) is of a type that may be perfected by control or possession and, (b) unless an Event of Default exists, has a value (as determined by Lender in its reasonable discretion) in excess of $25,000. 6.7 Commercial Tort Claims. Borrowers jointly and severally represent and warrant to Lender that, as of the Closing Date, no Borrower has any Commercial Tort Claims. If any Commercial Tort Claim arises after the date of this Agreement, Borrower shall deliver to Lender

19 a reasonably detailed description of such Commercial Tort Claim, and does hereby grant to Lender a security interest in such Commercial Tort Claim. 6.8 UCC-1 Financing Statement. Borrowers authorize Lender to file a UCC-1 financing statement with respect to the Collateral in the State of Delaware. Section 7. Representations and Warranties. Each Borrower jointly and severally represents and warrants to Lender as follows: 7.1 Legal Status. Each Borrower is a limited liability company duly organized and existing in good standing under the laws of the State of Delaware. Each Borrower is qualified or licensed to do business, and is in good standing as a foreign limited liability company, in each of the jurisdictions in which the failure to so qualify or to be so licensed would reasonably be expected to have a Material Adverse Effect. Subsidiaries. No Borrower shall form or acquire any Subsidiary unless such Subsidiary guarantees the Obligations. 7.3 Authorization and Validity. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary organizational action. Each Loan Document is an enforceable obligation of each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. 7.4 No Conflict. The execution, delivery, and performance by each Borrower of this Agreement and the other Loan Documents do not and will not: (a) violate the terms of the organizational documents of each Borrower; (b) violate any provision of any judgment, decree, or order of any court or governmental authority by which any Borrower is bound, or any provision of any law or regulation applicable to any Borrower; (c) result in a default under any contract, obligation, indenture, or other instrument to which each Borrower is a party, except where such default under would not reasonably be expected to have a Material Adverse Effect; or (d) result in or require the imposition of any Lien or encumbrance on any of any Borrower’s property (e) require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other Person that has not been obtained. 7.5 Indebtedness. No Borrower has any outstanding Indebtedness that is not Permitted Indebtedness. 7.6 Title to Properties. Each Borrower has, as applicable, good, marketable and indefeasible title to all of its material real and personal property, and the Aircraft and Aircraft Documents, free and clear of all Liens, charges, security interests and other encumbrances that are not Permitted Liens.

20 7.7 Taxes. Each Borrower has filed all federal, state and local tax returns and other reports that such Borrower is required by law to file, and has paid, or made provision for the payment of, all taxes upon it, its income and its properties that are due and payable, except to the extent Properly Contested. 7.8 Litigation. There are no suits, proceedings, claims, or disputes pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any of a Borrower’s assets or properties that (a) relate to any of the Loan Documents or the transactions contemplated by the Loan Documents or (b) if adversely determined, could reasonably be expected to have a Material Adverse Effect. 7.9 Compliance with Laws. Each Borrower is in compliance in all material respects with all laws and regulations applicable to each Borrower, its business and its properties in each case where non-compliance would reasonably be expected to have a Material Adverse Effect. 7.10 Compliance with Environmental Laws. None of any Borrower’s past or present operations or properties is subject to any federal, state, or local investigation to determine whether any remedial action is needed to address any environmental pollution, hazardous material or environmental clean-up in each case that would reasonably be expected to have a Material Adverse Effect. 7.11 Intellectual Property. As of the Closing Date, no Borrower owns any federally registered intellectual property. Each Borrower owns, or is licensed to use, all intellectual property necessary for the conduct of its business. No material claim has been asserted and is pending by any Person challenging the use, validity or effectiveness of any intellectual property necessary for any Borrower’s business. The use of intellectual property by each Borrower does not materially infringe on the rights of any Person. 7.12 ERISA. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal and state laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received either a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto or is the subject of an opinion letter for a prototype plan and, to the knowledge of any Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, each Borrower and each ERISA Affiliate has made all required contributions to each Plan subject to Section 412 of the Code, and no application for a waiver of the minimum funding standard has been made with respect to any Plan. (b) There are no pending or, to the knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any governmental authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted in or could reasonably be expected to have a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Plan has any Unfunded Pension Liability; (iii) none of Borrowers or any ERISA Affiliate sponsors

21 or participates in nor have any such entities ever sponsored or participated in or have any direct or indirect liability whether contingent or otherwise with respect to a defined benefit plan as defined by Section 3(35) of ERISA or any other plan subject to Title IV of ERISA; (iv) none of Borrowers or any ERISA Affiliate have ever been required to contribute to, have never withdrawn from and do not have any direct or indirect liability whether contingent or otherwise with respect to an “multiemployer plan” as that term is defined by ERISA Section 3(37); (v) none of Borrowers or any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (vi) none of Borrowers or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. (d) No Borrower or any ERISA Affiliate has a Foreign Plan. 7.13 Financial Statements. The most recent balance sheet of each Borrower and the related financial statements provided to Lender fairly present the financial condition of each Borrower as at the dates thereof in accordance with GAAP, with the exception of footnotes. Since June 30, 2026, no events with respect to any Borrower have occurred that alone or together with other events have had or would reasonably be expected to have a Material Adverse Effect. 7.14 Liabilities. No Borrower has any material liabilities, fixed or contingent, that are not reflected in the financial statements delivered to Lender or that have not otherwise been disclosed in writing to Lender. 7.15 Solvency. Each Borrower is Solvent. 7.16 Margin Regulations. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. 7.17 Investment Company Act. No Borrower is, and no Borrower is required to be registered as, an “investment company” under the Investment Company Act of 1940, as amended. 7.18 Foreign Assets Control Regulations, Etc. (a) Neither the receipt by any Borrower of the proceeds of the Loans nor any Borrower’s use of the proceeds of the Loans will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. (b) No Borrower (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Executive Order No. 13,244 of September 24, 2011 and (ii) engages in any dealings or transactions with any such Person. Each Borrower is compliance, in all material respects, with the USA PATRIOT Act.

22 (c) No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to Borrower. 7.19 Perfection and Priority. Except for filing of the Aircraft Security Agreement and the collateral assignment with respect to any Lease with the FAA, the registration of the International Interests in the Airframes, and Engines and Leases created under the Loan Documents at the International Registry in accordance with the Cape Town Convention and the filing of UCC financing statements with the appropriate governmental entity of the State of Delaware, no further filing or recording of the Aircraft Security Agreement, collateral assignment or of any other Loan Document (including any financing statement under Article 9 of the UCC of any other jurisdiction) and no further actions, are necessary under the laws of the FAA or the State of formation of any Borrower, in order to (i) fully perfect, protect and establish Lender’s first priority perfected security interest in the Collateral as against any Borrower or any third party, or (ii) ensure the legality, validity, effectiveness and enforceability of any Loan Document or any of the other documents. On the Closing Date, the Loan Documents shall be effective to create in favor of the Lender a legal, valid and enforceable perfected first priority security interest in the Collateral described therein and the proceeds thereof, and upon the filing of a Aircraft Security Agreement and collateral assignment and recordation thereof with the FAA, the registration of the International Interests in the Airframes, and Engines and Leases created hereunder at the International Registry in accordance with the Cape Town Convention, and the filing of UCC financing statements with the appropriate governmental entities of the State of Oklahoma, each shall constitute a first priority perfected security interest in and to the Collateral and the proceeds thereof in favor of Lender, enforceable against any Borrower, the Guarantors, and any third parties, as applicable, in accordance with its terms. 7.20 International Interest. Other than the Leases, there are no unreleased International Interests registered with the International Registry with respect to the Airframes, the Engines, or this Agreement, and no Borrower will permit any International Interests to be filed with the International Registry except (a) with respect to Lender’s interest in the Airframes and Engines, (b) with respect to the Leases or (c) as otherwise consented to in writing by Lender. 7.21 Transacting User Entity. Each Borrower is a Transacting User Entity and, has appointed an Administrator and has designated a Professional User Entity. Each Borrower has paid all required fees and taken all actions necessary to enable Lender to register any International Interests with the International Registry in connection with the Loan Documents. 7.22 Use of the Aircraft and Engines. No Aircraft are or will be used in military, customs or police services or for family or household purposes for purposes of the UCC. 7.23 Accuracy of Description. The description of all Collateral (including any Airframe, Engine, Propeller, or APU) contained in any Aircraft Security Agreement shall be true and accurate in all respects (including the registration number of the Airframe, the serial numbers of the Airframe, the Engines, the Propellers, the APUs and the Major Components, the manufacturer and

23 model numbers of the Airframe, the Engines, the Propellers, the APUs and the Major Components). 7.24 Complete Disclosure. Each Borrower has disclosed to Lender in writing any fact or circumstance that, to the knowledge of the executive officers of such Borrower, would reasonably be expected to have a Material Adverse Effect. The Loan Documents and any other document or certificate furnished by or on behalf of Borrower to Lender, taken as a whole, do not contain any untrue statement of a material fact or fail to disclose any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. Notwithstanding the foregoing, with respect to projected or pro forma financial information Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material). Section 8. Affirmative Covenants. Until all Obligations have been satisfied in full, each Borrower shall comply with the following covenants: 8.1 Reporting Obligations. (a) Quarterly Reports. Within 30 days after the close of each fiscal quarter of Borrowers, commencing with the fiscal quarter ending September 30, 2026, Borrowers shall provide to Lender an unaudited balance sheet of Borrowers on a combined basis and the related statements of income and shareholders’ equity for such fiscal quarter, together with a certification by a responsible financial officer that such financial statements present the financial conditions at the end of such period and the results of its operation during such period in accordance with GAAP (with the exception of footnotes) consistently applied, and certifying, in a form satisfactory to Lender, that no known Event of Default exists (or specifying those Events of Default of which Borrower is aware); (b) Annual Reports. Within 60 days after the close of each fiscal year of each Borrower, commencing with the fiscal year ending December 31, 2026, Borrowers shall provide to Lender an unaudited balance sheet of Borrowers on a combined basis and the related statements of income and shareholders’ equity for such fiscal year, together with a certification by a responsible financial officer that such financial statements are complete and correct, present the financial conditions at the end of such period and the results of its operation during such period in accordance with GAAP (with the exception of footnotes), consistently applied, and certifying, in a form satisfactory to Lender, that no known Event of Default exists (or specifying those Events of Default of which Borrower is aware). (c) Guarantor Quarterly Reports. Within 45 days after the close of each fiscal quarter of Guarantor, Borrower shall provide to Lender a balance sheet of Guarantor on both a consolidated basis and on a stand-alone basis and the related statements of income and shareholders’ equity for such fiscal quarter, together with a certification by a responsible financial officer that such financial statements are complete and correct, present the financial conditions at the end of such period and the results of its operation during such period in accordance with GAAP, consistently applied, and certifying, in a form satisfactory to Lender, that Borrowers have not been and are not then in default as to any of the covenants contained in this Agreement or any of the

24 Loan Documents and there was no known Event of Default (or specifying those Events of Default of which he or she is aware). (d) Guarantor Annual Reports. Within 120 days after the close of each fiscal year of Guarantor, Borrower shall provide to Lender an audited balance sheet of Guarantor on a consolidated basis and the related statements of income and shareholders’ equity for such fiscal year, together with a certification by a responsible financial officer that such financial statements are complete and correct, present the financial conditions at the end of such period and the results of its operation during such period in accordance with GAAP (with the exception of footnotes), consistently applied, and certifying, in a form satisfactory to Lender, that Borrowers have not been and are not then in default as to any of the covenants contained in this Agreement or any of the Loan Documents and there was no known Event of Default (or specifying those Events of Default of which he or she is aware. (e) Minimum Liquidity. Not later than 45 days following the end of each fiscal quarter, Borrowers shall provide reasonably satisfactory evidence to Lender that the Minimum Liquidity Requirement has been satisfied by Guarantor as of the end of such fiscal quarter. (f) Tax Returns. Promptly upon the request of Lender, Borrowers shall provide to Lender a true and correct copy of Guarantor’s annual state and federal tax returns and all schedules filed therewith. (g) Compliance Certificate. Concurrently with delivery of the financial statements required by Sections 8.1 (a), (b) and (c), Borrowers shall deliver to Lender a Compliance Certificate. (h) Notice of Litigation. Within five (5) Business Days following any Borrower’s knowledge thereof, Borrowers shall deliver to Lender written notice of any litigation that is pending against any Borrower that, if adversely determined, would have a Material Adverse Effect. (i) Notice of Default. Within five (5) business days following any Borrower’s knowledge of any default or Event of Default under any Loan Document, Borrowers shall deliver to lender written notice of the default or Event of Default together with a reasonably detailed description thereof. (j) Leases. Promptly after receipt by any Borrower, Borrowers shall deliver to Lender a copy of any material notice, summons, citation, proceeding, or order received from any party to any Lease or any governmental authority concerning a Lease or the operation of any Borrower’s business. (k) Lease Prepayments. Not later than 30 days after the close of each fiscal quarter of Borrowers, Borrowers shall provide to Lender a report of the receipt by a Borrower of any payment owing from any Lessee under a Lease paid more than 60 days in advance. (l) Other Information. Promptly upon request, each Borrower shall provide Lender with any other information or reports that Lender reasonably requests.

25 8.2 Payment of Indebtedness. Each Borrower shall promptly pay all of its Indebtedness as it becomes due, except to the extent that any such Indebtedness (other than the Obligations) is being Properly Contested. 8.3 Existence. Each Borrower shall do or cause to be done all things necessary to preserve, renew, and keep in full force and effect its existence and comply with the provisions of its organizational documents. 8.4 Compliance with Laws; Licenses. Each Borrower shall comply in all material respects with all laws, rules, regulations and orders applicable to such Borrower, its business or its properties in each case where non-compliance would reasonably be expected to have a Material Adverse Effect. Each Borrower shall maintain all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of its business. 8.5 Taxes. Each Borrower shall pay when due all federal, state and local taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, except, to the extent Properly Contested. 8.6 Collateral. (a) [Reserved]. (b) Records with Respect to Collateral. Each Borrower shall keep accurate and complete records of such Borrower’s Collateral (to include without limitation the Aircraft Documents), including, acquisitions and dispositions of such Collateral, and shall submit the records to Lender upon request. (c) Defense of Title to Collateral. Borrowers shall, at all times, defend each Borrower’s title to or leasehold interest in the Collateral, including the Aircraft, Airframes, Engines, Propellers, APUs, and Parts against all Persons, claims, and demands, subject only to Permitted Liens. (d) Disposition of Collateral. No Borrower shall sell, assign, transfer, convey, mortgage, or otherwise encumber any Collateral, except for (i) the incurrence of Permitted Liens, and (ii) in accordance with any Aircraft Security Agreement. (e) Condition of Collateral. Each Borrower shall maintain or cause Lessees to maintain all of such Borrower’s Collateral in good operating condition and repair, and make all necessary replacements and repairs, reasonable wear and tear excepted. (f) Deposit Accounts. Each Borrower shall maintain all of its Deposit Accounts with Lender; provided however, that Borrowers can maintain combined balances of up to $300,000 outside of Lender. 8.7 Inspection. Each Borrower shall permit Lender from time to time, subject (except when a default exists) to reasonable notice, to visit and inspect such Borrower’s Collateral and the other properties and operations of such Borrower, inspect and audit such Borrower’s books and records, and discuss such Borrower’s business, assets, prospects and results of operations with its officers, agents, accountants and advisors. Borrowers shall reimburse Lender for all its out-of-

26 pocket reasonable charges, costs and expenses incurred in connection with the first inspection during any calendar year or conducted while an Event of Default exists. In addition, at any time during any Borrower’s ordinary business hours, Lender shall have the right to enter the premises where any Aircraft is located to inspect the Aircraft, and each Borrower shall cooperate with Lender and its representatives in conducting such activities. No Borrower shall impose any unreasonable restrictions on Lender’s access to and inspection of the Aircraft. At Lender’s request, Borrowers will provide Lender with the next anticipated date of any scheduled maintenance check or overhaul of each Aircraft, at which time Lender shall be entitled to conduct its annual inspection of the Aircraft. In each case, Lender’s inspection of Aircraft shall be conducted so as not to unreasonably interfere with any Borrower’s operations and maintenance of the Aircraft. To the extent Lender has a bona fide reason to believe an Aircraft is being used in violation of FAA Regulations or any applicable law of the FAA, and on 30 days’ prior written notice to Borrowers, Lender has the right to enter the premises where the Aircraft is located and conduct an audit of any Borrower’s operation of the Aircraft and verify such Borrower’s compliance with FAA Regulations and other applicable laws, at Borrowers’ expense; and Borrowers agree to cooperate fully with such audit and bear all costs associated therewith. Borrowers acknowledge and agree that any inspections or audits performed by or on behalf of Lender pursuant to the terms of this Agreement (a) shall be for the sole benefit of Lender, (b) are not for the benefit of any Borrower or any Guarantor, and (c) may not be relied on by any Borrower or any Guarantor 8.8 Insurance. Each Borrower shall maintain and keep in force the liability, property, business interruption and other insurance policies in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged and such insurance required by the Aircraft Security Agreement, other Loan Documents, or as otherwise reasonably required by Lender from time to time. 8.9 Geographic Operation Restrictions. No Borrower shall operate the Aircraft: (i) in any area excluded from coverage by any insurance policy in effect or required to be maintained hereunder with respect to the Aircraft, or (ii) in any recognized or threatened area of hostilities (unless covered by war risk insurance), nor use or permit the Aircraft to be used in any manner or for any purpose which is not covered by such insurance policy, or (iii) in any area prohibited by any other Loan Document. 8.10 Quiet Enjoyment. Lender covenants and agrees that so long as no event of default shall have occurred and be continuing under a Lease, it shall not interfere with the quiet use, possession and enjoyment of the relevant Airframe or Engine by the relevant Lessee or permitted sublessee during the term of such Lease. Upon the request of the Borrower, the Lender shall provide a written confirmation to a Lessee as to the foregoing (or such substantially similar confirmation relevant with respect to the relevant Lease) in a form reasonably acceptable to Lender. Section 9. Negative Covenants. Each Borrower jointly and severally covenants and agrees with Lender, so long as the Obligations remain outstanding, as follows: 9.1 Existence of Liens. No Borrower shall create or permit to exist any Lien, mortgage, security interest, or encumbrance on any of the assets, including the Aircraft, of Borrowers, except for Permitted Liens.

27 9.2 Restrictions on Debt. No Borrower shall create or permit to exist any Indebtedness of such Borrower that is not Permitted Indebtedness. 9.3 Sale of Assets. No Borrower shall sell, transfer, convey, or otherwise dispose of, whether pursuant to a single transaction or a series of transactions, the Aircraft (including any Airframe, Engine, Propeller, APU, Part or Major Component) or any of its material assets, other than pursuant to Permitted Dispositions. 9.4 Changes in Structure. No Borrower shall: (a) merge or consolidate with any Person (or enter into any merger or consolidation agreement or plan), or permit any such merger or consolidation with it; (b) sell all or substantially all of its assets; (c) make any material change in the nature of or manner in which it conducts its business; or (d) convert into another type of business entity. 9.5 Change of Name; Amendments to Organic Documents. No Borrower shall change its name or otherwise amend its organizational documents. 9.6 Restricted Payments. (a) Dividends; Mammoth Debt. No Borrower shall pay any dividends or distributions, repurchase any of its equity interests, make any similar payments or make any payments to Guarantor with respect to the Mammoth Debt unless (i) no Event of Default exists, and (ii) Borrowers have delivered to Lender a Compliance Certificate prepared on a pro forma basis demonstrating compliance with Section 10 after giving effect to such dividend, distribution, repurchase of equity, or similar payment. No Borrower shall incur or permit to exist and lien or restriction on its ability to pay dividends, distributions, or similar payments (except for restrictions and liens arising under the Loan Documents or as set forth in the Borrower’s organizational documents). Notwithstanding anything herein to the contrary, the Borrowers may make payments, distributions or other transfers of cash to its direct or indirect parent company to the extent such payments, distributions or transfers are made in the ordinary course of business and consistent with past practice, including payments for (A) shared services, management, administrative, accounting, legal, tax, insurance, employee benefits, information technology and other corporate overhead expenses, (B) reimbursement of expenses incurred by such parent company on behalf of the Borrowers, (C) amounts payable pursuant to bona fide intercompany arrangements entered into in the ordinary course of business, and (D) taxes attributable to the Borrowers that are paid or payable by such parent company on their behalf; provided that such payments, distributions and transfers shall not include dividends or other distributions in respect of the equity interests of the Borrowers except to the extent expressly permitted under this Agreement. (b) Management Fees. No Borrower shall pay management or similar fees to any Person. 9.7 Loans and Investments. No Borrower shall make any loans to, acquire any Equity Interests in, or otherwise make any investment in any Person, except for (a) investments in Cash Equivalents, (b) advances to employees for travel expenses and similar items in the ordinary course of business, and (c) extensions of trade credit in the ordinary course of business. 9.8 Subsidiaries. No Borrower shall form or acquire any subsidiary unless such subsidiary guarantees the Obligations.

28 9.9 Collection of Accounts. Each Borrower will collect its Accounts in the ordinary course of business, and will not make any discount, credit, rebate or other reduction in the original amount owing except, if an Event of Default does not exist, for ordinary course reductions in accordance with such Borrower’s existing policies. 9.10 Plans. No Borrower shall be party to any Multiemployer Plan or Foreign Plan. 9.11 Affiliate Transactions. No Borrower shall enter into any transaction with any Person directly or indirectly owned by, owning, or under common ownership with Borrower, except on commercially reasonable terms available to an unaffiliated third party. 9.12 Leases. Borrowers will manage the Leases in a commercially reasonable manner. Section 10. Financial Covenants. Borrowers agree as follows 10.1 Debt Service Coverage Ratio. Commencing on December 31, 2026 and as of the end of each fiscal quarter of Cobra, Cobra shall maintain a Debt Service Coverage Ratio of not less than 1.25:1.00. 10.2 Minimum Liquidity. Commencing on December 31, 2026 and as of the end of each fiscal quarter of Guarantor thereafter, Guarantor (individually and not on a consolidated basis with any Subsidiaries or affiliates) shall maintain Unencumbered Liquid Assets of not less than $25,000,000 (the “Minimum Liquidity Requirement”). 10.3 Definitions. (a) “Debt Service” means, for any period of Cobra, the sum of all regularly scheduled payments of principal and interest in respect of Indebtedness (including any payments in respect of capital lease obligations) made during such period. (b) “Debt Service Coverage Ratio” means, as of any date, the ratio of (i) EBITDA for the period of four fiscal quarters ending on, or most recently ended prior to, such date to (ii) Debt Service for such period. (c) “EBITDA” means, for any period of Cobra, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, one-time Aircraft acquisition costs, and any extraordinary gains or losses from sale of assets from normal business operations of the company (in each case, to the extent included in determining net income. 10.4 Determination Procedures. Anything in this Section 10 to the contrary notwithstanding, the calculation of the financial covenants set forth in Section 10.1 shall be performed as follows: (a) the calculation to be performed at the fiscal quarter ending December 31, 2026 shall be based on such fiscal quarter, (b) the calculation to be performed at the fiscal quarter ending March 31, 2027 shall be based on the two fiscal quarters immediately preceding such report date; (c) the calculation to be performed at the fiscal quarter ending June 30, 2027 shall be based on the three fiscal quarters immediately preceding such report date; and (d) the calculations to be performed at the fiscal quarter ending September 30, 2027 and for each fiscal quarter thereafter shall be based on the four fiscal quarters immediately preceding such report date.

29 Section 11. Events of Default. The occurrence of any of the following is an “Event of Default”: 11.1 Non-Payment of Obligations. The failure of Borrowers to pay any principal when due, interest within 5 Business Days of when due or other Obligation due under any of the Loan Documents within 30 days of when due and payable, and, unless occurring at maturity, such failure continues for three Business Days. 11.2 Default in Certain Covenants. A default by any Borrower in any of the covenants set forth in Sections 8.1, 8.3, 8.6, 8.7, 8.8, 8.9, 9, and 10 of this Agreement. 11.3 Other Covenant Defaults. A default by any Borrower or Guarantor in any of its covenants or agreements in the Loan Documents other than those covenants identified in Section 11.1 and 11.2, and such default continues for 30 days following the earlier of (a) Borrower’s knowledge of such default, or (b) written notice by Lender to Borrowers of such default. 11.4 Breach of Representation or Warranty. Any representation, statement, certificate, schedule, or report made or furnished to Lender by or on behalf of Borrowers or Guarantor in the Loan Documents being false when made or deemed made. 11.5 Change in Control. The occurrence of any Change in Control. 11.6 Destruction of Collateral. A loss, theft, damage or destruction occurs with respect to any Collateral, and the amount not covered by insurance exceeds $250,000. 11.7 Insolvency. (a) Any Borrower or Guarantor ceases to be Solvent; (b) any Borrower or Guarantor admits in writing its inability to pay its debts as they mature; (c) any Borrower or Guarantor makes an assignment for the benefit of creditors; or (d) bankruptcy proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against any Borrower or Guarantor and, if instituted against it, the same is not dismissed within 60 days of the filing thereof. 11.8 Dissolution. Any order, judgment, or decree is entered against any Borrower or Guarantor decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of 30 days; or any Borrower shall otherwise dissolve or cease to exist. 11.9 Levy Judgment. An attachment or garnishment writ, or the like, is levied against all or substantially all of the assets of Borrower or a judgment for the payment of money is rendered against any Borrower and within 60 days from the entry of judgment has not been discharged or stayed pending appeal or, if any such judgment is affirmed on appeal, has not been discharged within 60 days from the entry of the final order of affirmance on appeal. 11.10 Cross-Default. A default shall occur in any Indebtedness of any Borrower or a Guarantor in excess of $250,000 and, as a result of such default and the expiration of any applicable cure periods, such Indebtedness is permitted to be accelerated. 11.11 [Reserved].

30 11.12 Failure of Perfection. The security interests granted by any Borrower to Lender fails or ceases to create a valid and perfected and, except to the extent otherwise permitted by this Agreement, first priority Lien in favor of Lender, unless such failure or cessation is caused solely by any action or failure to act by Lender. 11.13 [Reserved]. 11.14 Validity of Loan Documents. (a) Any provision of any Loan Document ceases for any reason to be valid, binding and in full force and effect, other than as expressly permitted hereunder or thereunder and such failure would reasonably be expected to have a Material Adverse Effect; (b) any Borrower or any Guarantor contests in any manner the validity or enforceability of any provision of any Loan Document; or (c) any Borrower or any Guarantor denies that it has any or further liability or obligation under any provision of any Loan Document or purports to revoke, terminate or rescind any provision of any Loan Document. 11.15 Criminal Conduct. A Borrower, a Guarantor, or any of their respective senior officers is criminally indicted or convicted for (a) a felony committed in the conduct of such Person’s business, or (b) violating any state or federal law (including the Controlled Substances Act, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act) that could lead to forfeiture of any material asset of a Borrower or a Guarantor. 11.16 Business Disruption. The occurrence of any of the following: (a) any Borrower is enjoined, restrained or in any way prevented by any governmental authority from conducting any material part of its business; (b) any Borrower suffers the loss, revocation or termination of any material license, permit, lease, or agreement necessary to its business; (c) there is a cessation of any material part of any Borrower’s business for a material period of time; or (d) any material Collateral or other asset of any Borrower is taken or impaired through condemnation, and the proceeds thereof are not applied to the Obligations. Section 12. Remedies. If an Event of Default exists: 12.1 All Obligations, notwithstanding any term of this Agreement or the other Loan Documents to the contrary, shall at Lender’s option (which shall be deemed to have been exercised immediately upon the occurrence of any Event of Default pursuant to Section 11.7) and without further notice become immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by each Borrower; 12.2 Lender shall have all rights, powers and remedies available under this Agreement and the other Loan Documents or accorded by law or the Cape Town Convention, including, without limitation, the right to resort to any or all security for the Obligations and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law, and to exercise the right of set off; 12.3 Lender may require each Borrower to assemble Collateral at such Borrower’s expense, and make it available to Lender at a place designated by Lender; 12.4 Lender may enter any premises where Collateral is located and, without charge by Borrower, store Collateral on such premises until sold (which sale may be conducted on such premises);

31 12.5 Each Borrower agrees that ten days’ notice of any proposed sale or other disposition of Collateral by Lender shall be reasonable. Lender shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and Lender may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may set off the amount of such price against the Obligations. All rights, powers and remedies of Lender in connection with the Obligations may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. Section 13. License. During the existence of an Event of Default, each Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as such Borrower’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower or in Lender's own name, for the purpose of carrying out the terms of this Agreement (including for the purposes of the Aircraft’s registration, re-registration, security interest and/or the Aircraft’s return to the Lender), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and the other Loan Documents, and, without limiting the generality of the foregoing, hereby gives such attorneys the power and right, on behalf of Borrower, without notice to or assent by such Borrower, to do the following: (a) to indorse and collect any cash proceeds of the Collateral, (b) to apply the proceeds of any Collateral received by Lender to the Obligations, and (c) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral. Borrowers shall reimburse Lender on demand for any payment made or any expense incurred by Lender in connection therewith, provided that this authorization shall not relieve Borrowers of any of their obligations under any of the Loan Documents. Section 14. Miscellaneous. 14.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative, and not exclusive of any rights or remedies otherwise available. 14.2 Modification. No modification, amendment or waiver of any provision of this Agreement or the other Loan Documents, nor the consent to any departure by Borrowers therefrom, shall be effective unless in writing signed by the Lender and, with respect to any amendment, the Borrowers. No notice to or demand on Borrowers in any case shall entitle Borrowers to any other or further notice or demand in the same, similar or other circumstances. 14.3 USA PATRIOT Act. Lender hereby notifies Borrowers that pursuant to the requirements of the USA PATRIOT Act, Lender may be required to obtain, verify and record information that identifies each Borrower, including the name and address of each Borrower and other information that will allow Lender to identify each Borrower in accordance with the USA PATRIOT Act. 14.4 Indemnification. Borrowers shall indemnify Lender and all of its officers, employees, directors, attorneys, agents, affiliates, successors and assigns (each, an “Indemnitee”)

32 against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrowers or any Guarantor arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by Borrowers or any of their subsidiaries, or any environmental liability related in any way to Borrowers or any of their subsidiaries, or (iv) any actual or prospective claims, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrowers or any Guarantor, and regardless of whether any Indemnitee is party thereto. 14.5 Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when delivered personally, by certified mail, return receipt requested, or by FedEx or other national overnight courier to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this section): If to Borrowers: Cobra Aviation Services Leopard Aviation LLC 14201 Caliber Drive, Suite 300 Oklahoma City, OK 73134 Attn: Mark Layton, CFO If to Lender: Bank7 1039 N.W. 63rd Street Oklahoma City, OK 73116 Attn: Mike Binck, Senior Vice President 14.6 Severability. In case any provision in this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 14.7 Construction. The rule of construction that a document is to be construed most strictly against the party who drafted the document shall not be applicable because all parties participated in the preparation of this Agreement and the other Loan Documents. “Includes” and “including” are not limiting. References to exhibits shall be to exhibits to this Agreement. 14.8 Dates for Payment and Performance. If payment or performance of any obligation under the Loan Documents is required on a day that is not a Business Day, the payment or performance of the obligation shall be due on the next succeeding Business Day. 14.9 Applicable Law. The laws of the State of Oklahoma shall govern this Agreement and the other Loan Documents, and the legal relations between the parties without giving effect to

33 any conflict of law provision (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of the law of any other jurisdiction. 14.10 Assignability. No Borrower may assign its rights or obligations under this Agreement or the other Loan Documents to any other Person without the prior written consent of the other party, and any attempted assignment in violation hereof shall be null and void ab initio. 14.11 Participations. Lender is authorized to assign or sell all or any portion of the Loans and to sell participation interests in the Loans, and each Borrower agrees that each holder of a participation interest or subsequent holder of the Loans will be entitled to rely on the terms of the Loan Documents. Each Borrower authorizes Lender to disclose all financial and other information about such Borrower and the Guarantors in connection with the sale of the Loans or of participation interests in the Loans. Each Borrower ratifies any such actions taken prior to the date of this Agreement. 14.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile, e-mail, .pdf, or other electronic transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. 14.13 Further Assurances. At any time or from time to time upon the request of Lender, each Borrower will, and will take affirmative steps to cause third parties to, execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for the payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. 14.14 Costs and Expenses. Borrower shall pay all reasonable out-of-pocket fees and expenses incurred by Lender and its affiliates (including legal fees) in connection with the negotiation, execution, delivery, administration and enforcement of the Loan Documents or the protection of Lender’s rights under the Loan Documents, including all out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loans or the Loan Documents. 14.15 Usury. It is the intention of Borrowers and Lender to comply with applicable usury laws. Therefore, notwithstanding any provisions to the contrary in this Agreement or in any other Loan Document, neither this Agreement nor any other Loan Document shall require the payment or permit the collection of interest in excess of the maximum amount permitted by law. If compliance with this Agreement or any other Loan Document would result in a violation of applicable usury law, the amount of the payment obligation imposed by this Agreement or any other Loan Document shall be reduced to the maximum amount permitted by law. If Lender receives any payment of interest, or receives any payment or transfer that is deemed to be interest by applicable law, in an amount that exceeds applicable law, the amount in excess of the limit imposed by law shall be applied to reduce the principal amount owing under this Agreement or the other Loan Document. If the amount received in excess of the limit imposed by law exceeds

34 the unpaid principal balance due to Lender under this Agreement, the excess amount shall be refunded without interest to Borrowers. 14.16 Integration. This Agreement and the other Loan Documents reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof, except in a writing executed by the parties hereto and referring specifically to this Agreement. From time to time prior to the payment in full of the Obligations, Borrower and Lender may conduct discussions and negotiations with respect to the Loans and the Loan Documents. Borrower agrees that no part of such discussions or negotiations should be understood as an offer to contract or to alter the terms of the Loans or the Loan Documents prior to the execution of a definitive written agreement. Prior to the execution of a definitive written agreement, Borrower shall not act in reliance on any statement of Lender or its officers. No single officer of Lender is authorized to approve any change to the terms of the Loans or the Loan Documents without prior approval in accordance with Lender’s policies and procedures. 14.17 Time. Time is of the essence of this Agreement, the Loan Documents, and the Loan. 14.18 VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE DISTRICT COURT OF OKLAHOMA COUNTY, OKLAHOMA, OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF OKLAHOMA. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY ACCEPTS THE JURISDICTION OF SUCH COURTS. THIS AGREEMENT SHALL NOT AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION ALLOWED BY LAW. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 14.19 WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER VOLUNTARILY, KNOWINGLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN ANY BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR THE LOAN. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO MAKE THE LOAN. 14.20 NOTICE OF FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

35 14.21 Lender Not Liable for Borrowers Operations. Notwithstanding any term or provision of the Loan Documents, Lender shall not have any obligation or responsibility for the management, conduct or operation of the business and affairs of any Borrower. All terms and provisions of the Loan Documents shall be deemed solely for the benefit of Lender and may not be relied upon by any other Person for any purpose or manner whatsoever. Lender expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of any Borrower and no provision hereof or any of the other Loan Documents shall be construed, interpreted or applied to the contrary. No provision hereof or any of the other Loan Documents shall be construed or interpreted to create any relationship between any Borrower and Lender other than that of borrower and lender. No Person shall be construed or deemed a third- party beneficiary to any of the Loan Documents. 14.22 Arbitration. Lender and each Borrower acknowledge and agree that any dispute, claim or controversy between the parties of whatever type or manner, including without limitation any and all claims arising out of or relating to the Loan Documents, shall be resolved by mandatory binding arbitration in accordance with the Commercial Arbitration Rules of the Judicial Arbitration and Mediation Services. The parties shall have the right to (a) invoke self-help remedies (such as set-off, notification of account debtors, seizure and/or foreclosure of collateral, and non-judicial sale of personal property and real property collateral) before, during or after any arbitration, and/or (b) request ancillary or provisional judicial remedies (such as garnishment, attachment, specific performance, receiver, injunction or restraining order, and sequestration) before or after the commencement of any arbitration proceeding (individually, and not on behalf of a class). The parties need not await the outcome of the arbitration proceeding before using self- help remedies. Use of self-help or ancillary and/or provisional judicial remedies shall not operate as a waiver of either party’s right to compel arbitration. Any ancillary or provisional judicial remedy which would be available from a court at law shall be available from the arbitrator. [Signature Page to Follow]

EXECUTED as of the date first written above. “BORROWERS” COBRA AVIATION SERVICES LLC By: /s/ Mark Layton Name: Mark Layton Title: Chief Financial Officer LEOPARD AVIATION LLC By: /s/ Mark Layton Name: Mark Layton Title: Chief Financial Officer “LENDER” BANK7 By: /s/ Mike Binck Name: Mike Binck Title: Senior Vice President